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                                                                    Exhibit 10.2


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


                  This First Amendment to Loan and Security Agreement, dated as of December 19, 1997 (this "AGREEMENT"), is by and between GRANT GEOPHYSICAL, INC., a Delaware corporation (herein called the "BORROWER"), and ELLIOTT ASSOCIATES, L.P., a Delaware limited partnership (herein called the "LENDER").

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are parties to that certain Loan and Security Agreement dated as of October 1, 1997 (as amended and modified from time to time, the "SECURED LOAN AGREEMENT"; capitalized terms used but not otherwise defined herein shall have the meanings as set forth in the Secured Loan Agreement); and

                  WHEREAS, the Borrower and the Lender desire to amend the Secured Loan Agreement to (i) create a $15,800,000 term loan facility, the proceeds of which will be used to fund a cash tender offer for all the outstanding shares of common stock of Solid State Geophysical, Inc. not held by Borrower or any Affiliate and (ii) modify certain terms and conditions of the Secured Loan Agreement with respect to the creation of such term loan facility;

                  NOW, THEREFORE, in consideration of the foregoing recitals, the actions contemplated therein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  AMENDMENTS TO SECURED LOAN AGREEMENT

                  On the date this Agreement becomes effective, after satisfaction by the Borrower of each of the conditions set forth in Section 4 hereof:

                  1.1 THE DEFINITION OF "LIABILITIES" AND SUBSECTIONS 2.4, 4.2, 7.4, 10.5, 10.9, 10.14 AND 10.18 of the Secured Loan Agreement hereby are amended by (i) replacing each reference in such subsections to "Revolving Loan(s)" to "Loan(s)" and (ii) replacing each reference in such subsections to "Revolving Note(s)" to Note(s)."

                  1.2 SUBSECTION 1.1 of the Secured Loan Agreement hereby is amended by adding a new definition of "DEBT OFFERING" to such subsection as follows:

                  "DEBT OFFERING" shall mean any issuance by Borrower, whether public or private, of debt securities, excluding borrowings by Borrower under commercial bank or similar facilities or debt securities issued to Lender or any Affiliate thereof.

                  1.3 SUBSECTION 1.1 of the Secured Loan Agreement hereby is amended by adding a new definition of "LOANS" to such subsection as follows:

                  "LOANS" shall mean, collectively, the Revolving Loans and the Term Loan.


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                  1.4 SUBSECTION 1.1 of the Secured Loan Agreement hereby is further amended by adding a new definition of "NOTES" to such subsection as follows:

                  "NOTES" means, collectively, the Revolving Notes and the Term Note.

                  1.5 SUBSECTION 1.1 of the Secured Loan Agreement hereby is further amended by adding a new definition of "TERM LOAN" to such subsection as follows:

                  "TERM LOAN" has the meaning set forth in SECTION 2.8.

                  1.6 SUBSECTION 1.1 of the Secured Loan Agreement hereby is further amended by adding a new definition of "TERM NOTE" to such subsection as follows:

                  "TERM NOTE" has the meaning set forth in SECTION 2.8.

                  1.7 SUBSECTION 1.1 of the Secured Loan Agreement hereby is further amended by deleting the reference to "$5,000,000" in the definition of "TOTAL FACILITY" and replacing it with "$20,800,000".

                  1.8 SUBSECTION 2.2(A) of the Secured Loan Agreement hereby is amended by deleting such subsection in its entirety and replacing it as follows:

                  (A) OPTIONAL PREPAYMENTS. Borrower may prepay the Loans without premium or penalty in whole or in part, provided that (i) Borrower shall give Lender not less than one (1) Business Day's prior notice thereof, specifying the Loans to be prepaid and the date and amount of prepayments, (ii) each partial prepayment shall be made in a principal amount of $25,000 or an integral multiple thereof, (iii) prepayments on the Term Loan will be applied to the outstanding principal amount of the Term Loan in the inverse order of maturity, until reduced to zero and (iv) if such prepayment prepays all Revolving Loans in full and is accompanied by the termination in whole of all Revolving Loans or if such prepayment prepays the Term Loan in full, Borrower shall pay Lender accrued interest on such Loans to the date of prepayment. Amounts repaid on Revolving Loans pursuant to this SUBSECTION 2.2(A) may be reborrowed subject to SUBSECTION 2.1.

                  1.9 SUBSECTION 2.2(B) of the Secured Loan Agreement hereby is amended by deleting such subsection in its entirety and replacing it as follows:

                  (B)      MANDATORY PREPAYMENTS:

                  (i) EXCESS CASH FLOW. Borrower agrees to automatically make an Excess Cash Flow Payment, if any, by 1:00 p.m. on October 3, 1997 and by 1:00 p.m. on every Friday thereafter (if any such Friday is not a Business Day then any payment required to be made on such day shall be made by 1:00 p.m. on the preceding Thursday). Any Excess Cash Flow Payments shall be applied to reduce the principal amount of the Revolving



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         Loans then outstanding; PROVIDED, HOWEVER, that if the amount of any
         Excess Cash Flow Payment exceeds the principal amount of the Revolving Loans then outstanding, such excess will be applied to reduce the Term Loan in the inverse order of maturity, until reduced to zero; PROVIDED, FURTHER, HOWEVER, that if the amount of any Excess Cash Flow Payment exceeds the principal amount of the Revolving Loans then outstanding and the principal amount of the Term Loan then outstanding, such excess plus any interest and fees then owing to Lender shall be deducted from such Excess Cash Flow Payment. Amounts repaid pursuant to this SUBSECTION 2.2(B)(I) (to the extent such amounts prepay Revolving Loans) may be reborrowed subject to SUBSECTION 2.1.

                  (ii) FOREIGN EXCESS CASH FLOW. In the event of the occurrence and continuation of an Event of Default, Lender may require Borrower to make one or more Foreign Excess Cash Flow Payments on such date or dates as Lender shall determine. Any Foreign Excess Cash Flow Payment shall be applied to reduce the principal amount of the Revolving Loans then outstanding, until reduced to zero and then to the Term Loan in the inverse order of maturity, until reduced to zero. Amounts repaid pursuant to this SUBSECTION 2.2(B)(II) (to the extent such amounts prepay Revolving Loans) shall reduce the Maximum Revolving Facility by such amounts and may not be reborrowed.

                  (iii) DEBT OFFERING PROCEEDS. Upon Borrower's receipt of proceeds from any Debt Offering, Borrower agrees to pay to Lender from such proceeds an amount equal to the outstanding amount of the Term Loan. Amounts repaid pursuant to this SUBSECTION 2.2(B)(III) may not be reborrowed.

                  1.10 SECTION 2 of the Secured Loan Agreement hereby is amended by adding a new Subsection 2.8 to such section as follows:

                  2.8 TERM LOAN. Subject to the provisions of SECTION 4 below, on December 17, Lender will make a term loan to Borrower (the "TERM LOAN") in the original principal amount of $15,800,000. The Liabilities in connection with the Term Loan will be evidenced by and payable in accordance with the terms of a promissory note (the "TERM NOTE") made in favor of Lender, dated as of December 17, 1997, and in the form of EXHIBIT G. The Term Loan is payable in full on the Maturity Date. Notwithstanding anything in the Term Note or this Agreement to the contrary, the Liabilities in connection with the Term Loan become immediately due and payable as provided in SUBSECTION 9.1 and, without notice or demand, upon termination of this Agreement under SUBSECTION
         2.6. No portion of the Term Loan that has been repaid may be reborrowed.

                  1.11 SECTION 7.9 of the Secured Loan Agreement hereby is amended by deleting such subsection in its entirety and replacing it as follows:

                  7.9 USE OF PROCEEDS. Borrower shall use the proceeds of the Revolving Loans for general working capital purposes. Borrower shall use the proceeds of the Term Loan solely to fund a cash tender offer by a subsidiary of Borrower for all of the outstanding





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         shares of common stock of Solid State Geophysical, Inc. not held by
         Borrower or any Affiliate thereof and to cover the costs and expenses incurred in connection with such cash tender offer.

                  SECTION 2.  AMENDMENT TO RELATED DOCUMENTS

                  2.1 AMENDMENT TO EXHIBITS. On the date this Agreement becomes effective, EXHIBIT 1 hereto will be added as Exhibit G to the Secured Loan Agreement.

                  2.2 AMENDMENT AND REAFFIRMATION OF GUARANTY. On the date this Agreement becomes effective, each Guaranty and Security Agreement dated as of the Closing Date (the "GUARANTIES"), and made by each Subsidiary in favor of Lender will be reaffirmed pursuant to the First Consent and Reaffirmation of Guaranty and Security Agreement executed by each Subsidiary in favor of the Lender substantially in the form of EXHIBIT 2 hereto (the "REAFFIRMATION OF GUARANTIES").

                  SECTION 3.  REPRESENTATIONS AND WARRANTIES

                  To induce the Lender to enter into this Agreement and to make all future Loans under the Secured Loan Agreement, as amended hereby, the Borrower represents and warrants to the Lender that:

                           (a) DUE AUTHORIZATION, ETC. The execution, delivery
                  and performance by the Borrower of this Agreement is within its corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval), have received all necessary consents and governmental approval (if any shall be required), and does not and will not contravene or conflict with any requirement of law or contractual obligation binding upon such entity. This Agreement and the Term Note (as defined below) are the legal, valid and binding obligations of the Borrower and the Reaffirmation of Guaranties are the legal, valid and binding obligation of each Subsidiary a party thereto, enforceable against the Borrower and each Subsidiary, respectively, in accordance with their respective terms.

                           (b) CERTAIN AGREEMENTS. On the date hereof, all
                  representations and warranties of the Borrower set forth in the Secured Loan Agreement and the Financing Agreements are true and correct in all material respects, without any waiver or modification thereof and no default of any party exists under any Financing Agreement.


                     SECTION 4. CONDITIONS TO EFFECTIVENESS

                  The obligation of the Lender to make the amendments contemplated by this Agreement and the effectiveness thereof, are subject to the following:


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                           (a) NO DEFAULT. As of the date hereof, no Default or
                  Event of Default under the Secured Loan Agreement has occurred and is continuing or will result from the amendments set forth herein.

                           (b) REPRESENTATIONS AND WARRANTIES. The
                  representations and warranties of the Borrower contained in this Agreement and the Secured Loan Agreement, as amended hereby, and the Financing Agreements, as amended hereby, shall be true and correct as of the date hereof.

                           (c) DOCUMENTS. The Lender shall have received all of
                  the following, each duly executed and dated the date hereof (or such earlier date as shall be satisfactory to the Lender) in form and substance satisfactory to the Lender:

                                    (i)     FIRST AMENDMENT.  This Agreement.

                                    (ii) TERM NOTE. The Term Note dated as of
                           the date of this Amendment (the "TERM NOTE"), made by Borrower in favor of Lender in the original principal amount of $15,800,000, substantially in the form of
                           EXHIBIT 1 hereto.

                                    (iii) REAFFIRMATION OF GUARANTIES. The First
                           Reaffirmation of Guaranty from each Subsidiary, substantially in the form of EXHIBIT 2 hereto.

                                    (iv) SECRETARY'S CERTIFICATE. A certificate
                           of the Secretary of the Borrower as to (i) no amendments or modifications to the Borrower's Certificate of Incorporation or By-Laws since October 1, 1997 and (ii) resolutions of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance of this Agreement.

                                     (v) CONSENTS, ETC. Certified copies of all
                           documents evidencing any necessary corporate action, consents and governmental approvals (if any) with respect to this Agreement or any other document provided for hereunder.

                                    (vi) OTHER. Such other documents as Borrower
                           may reasonably request.


                            SECTION 5. MISCELLANEOUS

                  5.1 CAPTIONS. The recitals to this Agreement (except for definitions) and the section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.


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                  5.2 GOVERNING LAW; SEVERABILITY. THIS AGREEMENT SHALL BE A
CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. WHEREVER POSSIBLE EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

                  5.3 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                  5.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the sole benefit of the Borrower and the Lender and the successors and assigns of the Borrower and the Lender. The Borrower shall have no right to assign its rights or delegate its duties under this Agreement.

                  5.5 REFERENCES. From and after the date hereof, each reference in the Secured Loan Agreement or any other Financing Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the Secured Loan Agreement or any other Financing Agreement to another Financing Agreement to the Secured Loan Agreement or to any term, condition or provision contained "thereunder," "thereof," "therein," or words of like import, shall mean and be a reference to the Secured Loan Agreement or such other Financing Agreement, as applicable (or such term, condition or provision, as applicable), as amended, supplemented or otherwise modified by this Agreement and the Reaffirmation of Guaranties, as applicable.

                  5.6 CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Secured Loan Agreement, any Revolving Note, the Guaranies or any of the Financing Agreements provided to furnish security therefor. The parties hereto expressly do not intend to extinguish the Secured Loan Agreement, any Revolving Note, the Guaranties or any Financing Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Secured Loan Agreement, which is evidenced by the Revolving Note and reaffirm that such indebtedness is secured by the various Financing Agreements. The Secured Loan Agreement, as amended hereby, the Revolving Note, and all other Financing Agreements, as amended, remain in full force and effect.

                  5.7 COSTS, EXPENSES AND TAXES. The Borrower affirms and acknowledges that SUBSECTION 10.3 of the Secured Loan Agreement applies to this Agreement and the transactions and agreements and documents contemplated hereunder.


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                  Delivered at New York, New York, as of the day and year first above written.





                                   GRANT GEOPHYSICAL, INC., a Delaware
                                   corporation

                                   By: /s/   Larry E. Lenig, Jr.
                                       -------------------------------------------
                                   Name:     Larry E. Lenig, Jr.
                                   Title:    President and Chief Executive Officer




                                   ELLIOTT ASSOCIATES, L.P., a Delaware
                                   limited partnership


                                   By: /s/   Paul Singer
                                       -------------------------------------------
                                   Name:     Paul Singer
                                   Title:    General Partner




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